John Hancock Variable Insurance Trust
Supplement dated December 26, 2017
to the Statement of Additional Information dated May 1, 2017, as may be supplemented
(the “SAI”)

Small Cap Opportunities Trust (the “Fund”)

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the SAI.

At its in-person meeting held on December 12–14, 2017, the Board of Trustees of John Hancock Variable Insurance Trust approved the hiring and appointment of GW&K Investment Management, LLC (“GW&K”) to manage a portion of the Fund’s assets, replacing Invesco Advisers, Inc. (“Invesco”) as a subadvisor of the Fund effective on or about the close of business on December 26, 2017 (the “Effective Date”). Dimensional Fund Advisors LP will continue to manage a portion of the Fund’s assets as a subadvisor of the Fund. Information regarding Invesco and its portfolio managers as it relates to the Fund is hereby deleted as of the Effective Date.

In addition, in connection with the appointment of GW&K as a subadvisor of the Fund, the disclosure under “APPENDIX III - PORTFOLIO MANAGER INFORMATION” in the SAI is hereby supplemented as of the Effective Date as follows to the extent that it relates to the portfolio managers that manage the portion of the Fund managed by GW&K:

GW&K INVESTMENT MANAGEMENT, LLC

Small Cap Opportunities Trust*

____________
*	Also managed by Dimensional Fund Advisors LP.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Joseph C. Craigen, CFA, and Daniel L. Miller, CFA, are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by GW&K.

The following table reflects information regarding other accounts for which each portfolio manager to the portion of the Fund managed by this subadvisor has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of November 30, 2017:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Joseph C. Craigen	2	$155	0	$0	152	$160
Daniel L. Miller	6	$952	1	$713	5183	$4,656

Other Accounts Managed — Of the totals listed above, GW&K manages only one portfolio with $101 million in assets (as of November 30, 2017) which is subject to a performance-based fee. GW&K maintains policies and procedures designed to help ensure the fair and equitable treatment of all client accounts with the goal that all portfolios within a given strategy share performance that is as similar as possible excluding client specific investment guidelines or cash flows.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of November 30, 2017. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Name	Dollar Range of Shares Owned[1]
Joseph C. Craigen	$100,000 - $500,000

Daniel L. Miller	over $1,000,000

1 As of November 30, 2017, neither of the portfolio managers beneficially owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

COMPENSATION

Portfolio Manager compensation is a formula that balances investment management results over 3 and 5 year periods versus the benchmark and peer universe. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

☐	Performance Relative to Peers

☐	Risk-Adjusted Performance Relative to Index

☐	Discretionary

Analyst compensation is a formula that rewards achievement of maximum performance based on security recommendations and consistent annual performance against industry benchmarks. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 2 components:

☐	Performance relative to sectors covered over 1, 3, 5 year time periods

☐	Discretionary

Furthermore, in connection with the appointment of GW&K as a subadvisor of the Fund, the disclosure under APPENDIX IV in the SAI is hereby supplemented as of the Effective Date as follows:

Proxy Voting
September 2016

INTRODUCTION

As an investment adviser and fiduciary of client assets, GW&K recognizes its obligation to identify potential conflicts of interest associated with its business and to conduct that business with honesty and integrity.  In instances when GW&K is delegated proxy voting authority by its clients, GW&K seeks to maximize the long-term value of client assets and to cast votes believed to be fair and in the clients’ best interest.  The following is a summary of the policies and procedures that govern GW&K’s proxy voting activities.

Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co.  Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines.  GW&K reserves the right to cast votes contrary to the Glass Lewis & Co’s guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to provide proxy voting services.  GW&K has engaged Broadridge as its proxy voting agent to:

(1)	Conduct in-depth proxy research;
(2)	Process and execute proxies in connection with securities held by GW&K’s clients;
(3)	Maintain appropriate records of proxy statements, research, and recommendations;
(4)	Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;
(5)	Complete other proxy related administrative functions.

Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures.  GW&K will:

(1)	annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

(2)	annually review Glass Lewis & Co’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

(3)	provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

(4)	conduct a periodic review, no less often than annually, of proxy voting records to ensure that client proxies are voted in accordance with adopted guidelines; and

(5)	annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

Conflicts of Interest

In adopting Glass Lewis & Co’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process.  In situations where Broadridge has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K.  GW&K will provide the voting recommendation after a review of the measures involved.  GW&K’s Chief Compliance Officer, in conjunction with appropriate GW&K investment professionals, must approve decisions made on such items prior to any votes being cast.

In rare instances when a GW&K client identifies a potential conflict of interest or otherwise requests specific consideration on a given proxy, GW&K will deviate from established guidelines for that client’s shares.  GW&K’s Chief Compliance Officer will become involved in any other situation, though also expected to be rare, where GW&K takes voting discretion from the Proxy Agent.

Proxy Committee

GW&K maintains a Proxy Committee that meets on an as needed basis to discuss any conflicts of interest with respect to a proxy on behalf of GW&K’s clients.  The Committee is comprised of GW&K’s Chief Compliance Officer or his designee, managers of GW&K’s Operations Department, as well as certain GW&K Portfolio Managers.  The Proxy Committee will generally meet when there is a material conflict where GW&K’s standard proxy processes fail to resolve the issue with the Proxy Agent.

In the instance that matters do not fall within the Glass Lewis guidelines or where we believe that voting in accordance with the guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the guidelines; or (ii) GW&K determines that voting in accordance with such policies or guidance is not in the best interests of its clients, GW&K’s Chief Compliance Officer or designee will determine whether a Material Relationship exists. If so, the matter is referred to the Proxy Committee. The Committee then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the Proxy Committee may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the GW&K Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Disclosure

Clients may obtain Glass Lewis & Co’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator
GW&K Investment Management
222 Berkeley Street, 15th Floor
Boston, Massachusetts 02116

Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

(1)	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;
(2)	Proxy statements, research, recommendations, and records of each vote;
(3)	Client written requests for proxy voting information and applicable responses by GW&K.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.